[PHOTO DEPICTING A NATURE SCENE]










-----------------------------------------------------
COLONIAL INTERNATIONAL HORIZONS FUND    ANNUAL REPORT
-----------------------------------------------------

October 31, 1997













                    -----------------------------
                    Not FDIC    May Lose Value
                    Insured     No Bank Guarantee
                    -----------------------------

                COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS
                      November 1, 1996 - October 31, 1997


INVESTMENT OBJECTIVE: Colonial International Horizons Fund seeks preservation of capital purchasing power and long-term growth.

THE FUND IS DESIGNED TO OFFER:

     [check mark]      Preservation of purchasing power

     [check mark]      Growth potential

     [check mark]      Diversification to help reduce risk

PORTFOLIO MANAGER COMMENTARY: "We continued to emphasize commodity-oriented natural resource stocks that help shelter shareholders from inflation. This emphasis also served to reduce the effect of world stock market volatility on the Fund."

                                                                    -- Gita Rao


                COLONIAL INTERNATIONAL HORIZONS FUND PERFORMANCE


                                                CLASS A   CLASS B    CLASS C
Inception dates                                 6/8/92    6/8/92     8/1/97

12-month distributions declared per share       $1.454    $1.424       --
12-month total returns, assuming                17.87%    16.98%     (4.34)(1)%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset values per share on 10/31/97          $15.26    $15.07      $15.22



TOP FIVE HOLDINGS(2)                    TOP FIVE COUNTRIES(2)
(as of 10/31/97)                        (as of 10/31/97)

1. Chauvco Resources Ltd ......  2.6%   1. Canada .....................  13.9%
2. Baan Co., N.V ..............  2.4%   2. United Kingdom .............  12.6%
3. ENSCO International, Inc. ..  2.2%   3. Japan ......................  10.5%
4. Amerada Hess Corp. .........  2.1%   4. United States ..............  10.0%
5. Imi PLC ....................  2.0%   5. Germany ....................   5.8%


(1) Class C share total returns are cumulative since inception on August 1, 1997.

(2) Country and holdings breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries and sectors in the future.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial
International Horizons Fund. This report reflects on      [Photo of Mr. Cogger]
the investment environment for the 12 months ended
October 31, 1997 and on the performance of your Fund.

International stock markets were generally strong during much of the period, although returns generated by the U.S. stock market continued to exceed those available elsewhere. The Fund's investment in stocks of established non-U.S. companies offered shareholders a way to participate in other attractive industries and in the global economy. Less mature world economies often offer higher growth prospects, providing select international stocks with considerable potential for price gains.

The Fund's core natural resource holdings continued to benefit from worldwide economic development as increased demand for natural resources continued, particularly in Europe where much of the portfolio is invested. While natural resource stocks experienced price gains during the period, a currency crisis in Southeast Asia during the final months had a negative spillover effect on many stock markets worldwide. During the "sorting out" period, the Fund's emphasis on commodity-oriented stocks served to shield investors from much of the volatility experienced in these markets.

In addition to providing attractive growth prospects, an international fund offers an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. We believe that looking ahead, long-term growth prospects remain attractive.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,



/s/ Harold W. Cogger

Harold W. Cogger
President
December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial International Horizons Fund, formerly Colonial Global Natural Resources Fund. She is a vice president of Colonial Management Associates, Inc. NICOLAS GHAJAR is an associate portfolio manager for the Fund.

INCREASED INVESTMENT FLEXIBILITY BENEFITED SHAREHOLDERS

The Fund's shift from a global natural resources fund to a more diversified international portfolio resulted in enhanced total return opportunities during the period. The Fund's core natural resource stock component continued to help protect investors from inflation. Diversified worldwide investments in industrial and consumer-oriented stocks increased the portfolio's country and sector diversification, providing shareholders with additional opportunities to participate in global expansion. During the last part of the period there were large swings in stock prices worldwide as a result of the Southeast Asian currency crisis. The impact of this event on the Fund's portfolio was reduced by its strategy of broad diversification and its investments in commodity-oriented stocks that are less sensitive to currency and interest rate movements.

FUND'S RESTRUCTURING COMPLETED

The shift from a global to an international fund required that we limit the portfolio's holdings in U.S. stocks to 35% or less of Fund assets. By October 31, we had reduced our U.S. stock positions to less than 10% of net assets from 62% at the beginning of the period. We rebalanced our core portfolio of natural resource stocks by selling non-natural resource holdings. We also tried to match gains and losses to limit capital gains taxes.

NEW INVESTMENTS PROVIDE ADDITIONAL COUNTRY AND SECTOR DIVERSIFICATION

As we reduced our U.S. positions, we reinvested the assets in international stocks that offered investors a way to participate in worldwide growth trends. For the most part, we purchased diversified, commodity-oriented stocks in Japan, France and the United Kingdom, all countries that were previously underrepresented in the portfolio. We also purchased certain consumer-oriented stocks, such as Parmalat, an Italian non-refrigerated milk bottler and Nestle, S.A., a Swiss diversified consumer products company with a large presence in high growth emerging markets. We continued to avoid sectors that are sensitive to interest rates and inflation, such as financial institutions and utilities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ATTRACTIVE NATURAL RESOURCE VALUES FOUND WORLDWIDE

We continued to seek out value-priced stocks in the natural resource sector. The Fund enjoyed strong performance by Petroleum Geo-Services, a Norwegian oil services company that outperformed the local Norwegian industrial index by 43%. Attractive gains were also generated by Cemex, a geographically diversified Mexican construction company that is the world's third largest cement producer.

The Fund has some of its assets invested in precious metal stocks, including gold, which experienced price declines during the period. However, the portfolio's gold-related holdings have diversified operations, are hedged against gold price volatility and represent the world's lowest cost producers, all conditions that reduce the negative effect of gold price declines.

POSITIVE OUTLOOK CONTINUES

We expect that the portfolio's core natural resource component should continue to help protect shareholders against inflation while the Fund's increased investment flexibility should help protect shareholders against large swings in share prices. We believe commodity-oriented and basic industry companies should continue to do well as higher standards of living worldwide increase consumer demand.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       COLONIAL INTERNATIONAL HORIZONS FUND'S INVESTMENT PERFORMANCE VS.
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) &
                        THE STANDARD & POOR'S 500 INDEX

               Change in Value of $10,000 from 6/30/92 - 10/31/97



             [LINE CHART: Based on NAV and POP for Class A Shares]


         Label                 A             B               C             D
--------------------------------------------------------------------------------
Label    CIHFA                NAV           POP           S&P 500         MSCI
--------------------------------------------------------------------------------
    1
    2
    3    Jun 30, 92           10000           9425         10000         10000
    4    Jul 31, 92        10268.12       9677.706         10408          9646
    5    Aug 31, 92        10039.72       9462.438         10196         10126
    6    Sep 30, 92        10009.93       9434.359         10315          9754
    7    Oct 31, 92        9682.225       9125.497         10351          9358
    8    Nov 30, 92        9285.005       8751.117         10702          9404
    9    Dec 31, 92        9431.813       8889.483         10834          9402
   10    Jan 31, 93          9421.8       8880.046         10924          9511
   11    Feb 28, 93        9852.339       9285.829         11073          9844
   12    Mar 31, 93        10513.17       9908.659         11306         10516
   13    Apr 30, 93        11043.83       10408.81         11033         11485
   14    May 31, 93        11684.63       11012.77         11328         11664
   15    Jun 30, 93        11625.92       10957.43         11361         11462
   16    Jul 31, 93        12128.33       11430.96         11315         11807
   17    Aug 31, 93        12218.77       11516.19         11743         12673
   18    Sep 30, 93        11716.35       11042.66         11653         12407
   19    Oct 31, 93        12218.77       11516.19         11894         12748
   20    Nov 30, 93        11897.22       11213.13         11781         11732
   21    Dec 31, 93        12616.19       11890.76         11923         12558
   22    Jan 31, 94        13308.05       12542.83         12328         13518
   23    Feb 28, 94        12870.55       12130.49         11994         13444
   24    Mar 31, 94        12575.49        11852.4         11472         13251
   25    Apr 30, 94        12646.71       11919.53         11619         13920
   26    May 31, 94        12941.77       12197.62         11809         13601
   27    Jun 30, 94        12700.96       11970.66         11520         13594
   28    Jul 31, 94        13058.88       12307.99         11898         13910
   29    Aug 31, 94        13427.02       12654.97         12384         14146
   30    Sep 30, 94         13416.8       12645.33         12082         13648
   31    Oct 31, 94         13457.7       12683.88         12353         14063
   32    Nov 30, 94        12394.17       11681.51         11904         13437
   33    Dec 31, 94        12499.45       11780.73         12080         13538
   34    Jan 31, 95        11849.86       11168.49         12393         13192
   35    Feb 28, 95        12237.52       11533.86         12857         13177
   36    Mar 31, 95        12729.95       11997.98         13255         13773
   37    Apr 30, 95        13149.04       12392.97         13645         14389
   38    May 31, 95        13348.11        12580.6         14189         14250
   39    Jun 30, 95        13448.87       12675.56         14518         14091
   40    Jul 31, 95        13985.14          13181         14999         15012
   41    Aug 31, 95        13848.44       13052.16         15037         14385
   42    Sep 30, 95        13711.75       12923.32         15671         14556
   43    Oct 31, 95        13070.32       12318.78         15615         14134
   44    Nov 30, 95        13627.63       12844.04         16300         14432
   45    Dec 31, 95        14132.42        13319.8         16614         15049
   46    Jan 31, 96        14597.59       13758.23         17179         15240
   47    Feb 29, 96        14708.34       13862.62         17338         15286
   48    Mar 31, 96        15262.12       14384.55         17505         15489
   49    Apr 30, 96        15605.46       14708.15         17763         15971
   50    May 31, 96        15616.54       14718.59         18220         15735
   51    Jun 30, 96        15305.28       14425.23         18290         15859
   52    Jul 31, 96        14538.91       13702.92         17482         15403
   53    Aug 31, 96        15138.68       14268.21         17852         15395
   54    Sep 30, 96         15327.5       14446.16         18855         15818
   55    Oct 31, 96        15905.05       14990.51         19375         15645
   56    Nov 30, 96        16749.18        15786.1         20839         16313
   57    Dec 31, 96        17047.31       16067.09         20426         16197
   58    Jan 31, 97         17304.3        16309.3         21701         15892
   59    Feb 28, 97        16814.79       15847.94         21872         16003
   60    Mar 31, 97        16704.65       15744.13         20975         16308
   61    Apr 30, 97        16741.36       15778.73         22226         16268
   62    May 31, 97         18014.1       16978.29         23584         17115
   63    Jun 30, 97         18674.2       17600.44         24633         18134
   64    Jul 31, 97        19546.48       18422.56         26592         18534
   65    Aug 31, 97        18661.92       17588.86         25104         17204
   66    Sep 30, 97        19951.91       18804.68         26478         18309
   67    Oct 31, 97        18747.92       17669.91         25595         16956





         [LINE CHART: Based on NAV and Maximum CDSC for Class B Shares]


           Label          A              B              C                D
--------------------------------------------------------------------------------
Label                  S&P 500         NAV           w/CDSC            MSCI
--------------------------------------------------------------------------------
    1
    2                                  NAV           w/CDSC
    3   Jun 30, 92      10000          10000            10000         10000
    4   Jul 31, 92      10408       10268.39         10268.39          9646
    5   Aug 31, 92      10196       10029.82         10029.82         10126
    6   Sep 30, 92      10315          10000            10000          9754
    7   Oct 31, 92      10351       9662.028         9662.028          9358
    8   Nov 30, 92      10702       9254.474         9254.474          9404
    9   Dec 31, 92      10834       9397.543         9397.543          9402
   10   Jan 31, 93      10924       9377.591         9377.591          9511
   11   Feb 28, 93      11073       9806.565         9806.565          9844
   12   Mar 31, 93      11306       10464.99         10464.99         10516
   13   Apr 30, 93      11033       10973.78         10973.78         11485
   14   May 31, 93      11328       11602.27         11602.27         11664
   15   Jun 30, 93      11361       11547.88         11547.88         11462
   16   Jul 31, 93      11315       12036.95         12036.95         11807
   17   Aug 31, 93      11743       12116.79         12116.79         12673
   18   Sep 30, 93      11653       11617.75         11617.75         12407
   19   Oct 31, 93      11894       12106.81         12106.81         12748
   20   Nov 30, 93      11781       11777.44         11777.44         11732
   21   Dec 31, 93      11932       12478.89         12478.89         12558
   22   Jan 31, 94      12328       13163.77         13163.77         13518
   23   Feb 28, 94      11994       12720.62         12720.62         13444
   24   Mar 31, 94      11472       12418.46         12418.46         13251
   25   Apr 30, 94      11619       12478.89         12478.89         13920
   26   May 31, 94      11809       12770.98         12770.98         13601
   27   Jun 30, 94      11520       12513.38         12513.38         13594
   28   Jul 31, 94      11898       12856.48         12856.48         13910
   29   Aug 31, 94      12384       13219.78         13219.78         14146
   30   Sep 30, 94      12082       13209.68         13209.68         13648
   31   Oct 31, 94      12353       13229.87         13229.87         14063
   32   Nov 30, 94      11904       12180.36         12180.36         13437
   33   Dec 31, 94      12080       12273.94         12273.94         13538
   34   Jan 31, 95      12393       11624.69         11624.69         13192
   35   Feb 28, 95      12875          12006            12006         13177
   36   Mar 31, 95      13255       12480.05         12480.05         13773
   37   Apr 30, 95      13645       12881.97         12881.97         14389
   38   May 31, 95      14189       13067.47         13067.47         14250
   39   Jun 30, 95      14518       13160.22         13160.22         14091
   40   Jul 31, 95      14999        13675.5          13675.5         15012
   41   Aug 31, 95      15037       13531.22         13531.22         14385
   42   Sep 30, 95      15671       13397.25         13397.25         14556
   43   Oct 31, 95      15615        12758.3          12758.3         14134
   44   Nov 30, 95      16300       13283.89         13283.89         14432
   45   Dec 31, 95      16614       13772.34         13772.34         15049
   46   Jan 31, 96      17179       14226.73         14226.73         15240
   47   Feb 29, 96      17338       14313.28         14313.28         15286
   48   Mar 31, 96      17505        14843.4          14843.4         15489
   49   Apr 30, 96      17763       15178.78         15178.78         15971
   50   May 31, 96      18220       15167.96         15167.96         15735
   51   Jun 30, 96      18290       14858.15         14858.15         15859
   52   Jul 31, 96      17482       14111.45         14111.45         15403
   53   Aug 31, 96      17852       14674.18         14674.18         15395
   54   Sep 30, 96      18855       14858.15         14858.15         15818
   55   Oct 31, 96      19375       15399.23         15399.23         15645
   56   Nov 30, 96      20839       16210.86         16210.86         16313
   57   Dec 31, 96      20426       16477.47         16477.47         16197
   58   Jan 31, 97      21701       16727.85         16727.85         15892
   59   Feb 28, 97      21872       16250.93         16250.93         16003
   60   Mar 31, 97      20975       16131.71         16131.71         16308
   61   Apr 30, 97      22226       16143.63         16143.63         16268
   62   May 31, 97      23584       17371.69         17371.69         17115
   63   Jun 30, 97      24633       17990.57         17990.57         18134
   64   Jul 31, 97      26592       18827.34         18827.34         18534
   65   Aug 31, 97      25104       17966.67         17966.67         17204
   66   Sep 30, 97      26478       19185.96         19185.96         18309
   67   Oct 31, 97      25595       18014.48         17914.48         16956



A $10,000 investment in Class C shares made on August 1, 1997 (inception), at net asset value (NAV) would have been valued at $9,566 on October 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $9,470. The Fund's performance has been compared to the Standard & Poor's 500 Index (S&P 500) in the past. Now that the Fund has an international focus, it is more appropriate to compare it to the Morgan Stanley Capital International EAFE (GDP) Index, a broad-based international index. The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. The S&P 500 Index is an unmanaged index that tracks the performance of the U.S. stock market. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/97 (most recent quarter end)
--------------------------------------------------------------------------------
                        CLASS A SHARES       CLASS B SHARES    CLASS C SHARES(1)
INCEPTION                   6/8/92               6/8/92             8/1/97
                         NAV      POP        NAV     w/CDSC      NAV    w/CDSC
--------------------------------------------------------------------------------
1 YEAR                  30.17%   22.69%     29.13%   24.13%      --       --
--------------------------------------------------------------------------------
5 YEARS                 14.79    13.44      13.92    13.68       --       --
--------------------------------------------------------------------------------
SINCE INCEPTION         14.02    12.76      13.16    13.05      1.95%    0.95%
--------------------------------------------------------------------------------


(1) Class C share total returns are cumulative since inception on August 1, 1997.

    Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year, 2% for five years and 1% since inception for Class B shares and 1% since inception for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1997 (IN THOUSANDS)


COMMON STOCKS - 94.2%                        COUNTRY         SHARES    VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 2.8%
  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION - 1.4%
  Koninklijke Boskalis Westminster NV             Ne           29   $      484
  Stork N.V.                                      Ne            9          392
                                                                   ------------
                                                                           876
                                                                   ------------

  SPECIAL TRADE CONTRACTORS - 1.4%
  Kinden Corp.                                    Ja           70          861
                                                                   ------------

-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 6.0%
  DEPOSITORY INSTITUTIONS - 5.9%
  Allied Irish Bank                               UK           60          504
  Banca Nazionale Del Lavoro                      It           44          539
  Cie Financiere De Paribas                       Fr            7          508
  Corporacion Bancaria De Espana Sa               Sp            9          493
  Merita Ltd., Class A (a)                        Fi          112          548
  Unidanamark A/S (a)                             De            8          533
  Westpac Banking Corp.                           Au           88          511
                                                                   ------------
                                                                         3,636
                                                                   ------------

  REAL ESTATE - 0.1%
  Bandar Raya Developments                        Ma           86           37
                                                                   ------------

-------------------------------------------------------------------------------
MANUFACTURING - 52.2%
  CHEMICALS & ALLIED PRODUCTS - 13.3%
  BASF AG                                         G            19          644
  DSM NV                                          Ne            8          685
  E.I. Dupont de Nemours & Co.                                 16          921
  Kao Corp.                                       Ja           49          685
  Kemira Oy                                       Fi           54          549
  Medeva PLC                                      UK          270          929
  Norsk Hydro AS                                  No           15          844
  Rhone Poulenc, Class A                          Fr           29        1,249
  Yamanouchi Pharmaceutical Co.                   Ja           40          985
  Zeneca Group PLC                                UK           21          661
                                                                   ------------
                                                                         8,152
                                                                   ------------

  COMMUNICATIONS EQUIPMENT - 5.2%
  Ericsson (LM), Tel-Sp ADR                       Sw           28        1,231
  Matsushaita Electric Industrial Co.             Ja           25          420
  Siemens Ag                                      G            17        1,042
  Sony Corp.                                      Ja            6          498
                                                                   ------------
                                                                         3,191
                                                                   ------------

                      Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                         COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
  FABRICATED METAL - 0.7%
  Usinor Sacilor                                  Fr           27   $     444
                                                                   ------------

  FOOD & KINDRED PRODUCTS - 4.8%
  Eridania Beghin-Say SA                          Fr            3         473
  Nestle AG                                       Sz            1       1,093
  Parmalat Finanziara SPA                         It          288         400
  Unigate PLC                                     UK           56         542
  Yakult Honsha Co., Ltd.                         Ja           57         473
                                                                   ------------
                                                                        2,981
                                                                   ------------

  LUMBER & WOOD PRODUCTS - 0.8%
  Donohue, Inc., Class A                          Ca           25         508
                                                                   ------------

  MACHINERY & COMPUTER EQUIPMENT - 0.7%
  Fujitsu Ltd.                                    Ja           41         450
                                                                   ------------

  PAPER PRODUCTS - 1.4%
  Abitibit-Price, Inc.                            Ca           36         510
  Mo Och Domsjo AB, Class B (a)                   Sw           14         376
                                                                   ------------
                                                                          886
                                                                   ------------

  PETROLEUM REFINING - 12.2%
  Amerada Hess Corp.                                           21       1,296
  Atlantic Richfield Co.                                        8         683
  British Petroleum Co., PLC, ADR                 UK            7         641
  Chevron Corp.                                                 7         589
  Mobil Corp.                                                   8         612
  Omv Handels AG                                 Aus            6         800
  Phillips Petroleum Co.                                        8         391
  Repsol SA                                       Sp           24         990
  Repsol SA, ADS                                  Sp           19         795
  Shell Canada Ltd.                               Ca           35         704
                                                                   ------------
                                                                        7,501
                                                                   ------------

  PRIMARY METAL - 4.8%
  Acerinox SA                                     Sp            3         424
  Alfa SA                                         Mx          140       1,018
  Imi PLC                                         UK          190       1,261
  Km Europa Metal AG  (a)                         G             3         264
                                                                   ------------
                                                                        2,967
                                                                   ------------

  PRIMARY SMELTING - 0.3%
  Capral Aluminum Ltd.  (a)                       Au           73         174
                                                                   ------------

                      Investment Portfolio/October 31, 1997
-------------------------------------------------------------------------------

  RUBBER & PLASTIC - 2.3%
  Continental AG                                  G            40   $     941
  Michelin Class B                                Fr            9         480
                                                                   ------------
                                                                        1,421
                                                                   ------------
  STONE, CLAY, GLASS & CONCRETE - 2.9%
  Cemex, SA                                       Mx          262       1,038
  Holderbank Financiere Glaris AG                 Sz            1         664
                                                                   ------------
                                                                        1,702
                                                                   ------------

  TOBACCO PRODUCTS - 1.7%
  B.A.T. Industries PLC                           UK           59         515
  Hanson PLC                                      UK          106         544
                                                                   ------------
                                                                        1,059
                                                                   ------------

  TRANSPORTATION EQUIPMENT - 1.1%
  Volkswagen AG                                   G             1         709
                                                                   ------------

-------------------------------------------------------------------------------
MINING & ENERGY - 19.3%
  CRUDE PETROLEUM & NATURAL GAS - 1.2%
  Ranger Oil Ltd.                                              90         775
                                                                   ------------

  GOLD & SILVER MINING - 2.4%
  Ashanti Goldfields Co., Ltd., GDS               Gh           10          96
  Barrick Gold Corp.                              Ca           29         606
  Placer Dome, Inc.                               Ca           26         408
  Sons of Gwalia Ltd.                             Au          136         360
                                                                   ------------
                                                                        1,470
                                                                   ------------

  METAL MINING - 3.3%
  Acacia Resources Ltd. (a)                       Au          130         129
  Elandsrand Gold Mining Co. Ltd.                 SA           27          78
  Franco-Nevada Mining Corp. Ltd                  Ca           32         749
  Freeport-McMoran Copper & Gold, Inc.                         17         380
  Prime Resource Group, Inc. (a)                  Ca          100         665
                                                                   ------------
                                                                        2,001
                                                                   ------------

  NONMETALLIC, EXCEPT FUELS - 1.7%
  De Beers Consolidated Mines Ltd., ADR (a)       SA           16         381
  Potash Corp. of Saskatchewan, Inc.              Ca            8         670
                                                                   ------------
                                                                        1,051
                                                                   ------------

  OIL & GAS EXTRACTION - 8.7%
  Chauvco Resources Ltd., Class A                 Ca           73       1,589
  Elf Gabon SA                                    Fr            1         249
  Ensco International, Inc.                                    32       1,346
  Petro-Canada                                    Ca           48         967
  Pioneer International Ltd.                      Au          192         505

                      Investment Portfolio/October 31, 1997
-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                          COUNTRY     SHARES      VALUE
-------------------------------------------------------------------------------
MINING & ENERGY - CONT.
  YPF SA, ADR                                     Ar           22   $     697
                                                                   ------------
                                                                        5,353
                                                                   ------------

  OIL & GAS FIELD SERVICES - 2.0%
  Petroleum Geo-Services A/S   (a)                No           18       1,206
                                                                   ------------

-------------------------------------------------------------------------------
RETAIL TRADE - 1.6%
  AUTO DEALERS & GAS STATIONS - 0.8%
  Cowie Group                                     UK           84         502
                                                                   ------------

  FOOD STORES - 0.8%
  Izumiya Co., Ltd.                               Ja           58         477
                                                                   ------------

-------------------------------------------------------------------------------
SERVICES - 4.4%
  BUSINESS SERVICES - 2.4%
  Baan Co., N.V.  (a)                             Ne           21       1,485
                                                                   ------------

  HEALTH SERVICES - 2.0%
  Novartis                                        Sz            1       1,215
                                                                   ------------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 7.9%
  AIR TRANSPORTATION - 1.0%
  Swire Pacific Ltd., Series A                    HK          110         588
                                                                   ------------

  COMMUNICATIONS - 1.9%
  Nippon Telegraph & Telephone Corp.              Ja            1       1,144
                                                                   ------------

  ELECTRIC, GAS & SANITARY SERVICES - 2.0%
  Hyder PLC                                       UK           36         542
  Wessex Water PLC                                UK           31         257
  Westcoast Energy, Inc.                          Ca           23         466
                                                                   ------------
                                                                        1,265
                                                                   ------------

  MOTOR FREIGHT & WAREHOUSING - 0.8%
  Seino Transportation                            Ja           57         493
                                                                   ------------

  SANITARY SERVICES - 1.4%
  Severn Trent Water PLC                          UK           61         879
                                                                   ------------

  TRANSPORTATION SERVICES - 0.8%
  New World Infrastructure Ltd.  (a)              HK          265         525
                                                                   ------------

TOTAL COMMON STOCKS (cost of $50,106)                                  57,984
                                                                   ------------

                      Investment Portfolio/October 31, 1997
-------------------------------------------------------------------------------
PREFERRED STOCKS - 0.1%
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
  ELECTRIC, GAS & SANITARY SERVICES
  Hyder PLC, 7.875% (cost of $41)                UK           30    $      57
                                                                   ------------

CORPORATE FIXED - INCOME
  BONDS & NOTES - 0.0%                       CURRENCY        PAR
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
  LUMBER & WOOD PRODUCTS
  Donohue, Inc., Series B,
  (cost of $27)
                          8.000%  03/01/98       C$        $  37           29
                                                                   ------------

TOTAL INVESTMENTS - 94.3% (cost of $50,174)(b)                         58,070
                                                                   ------------

SHORT-TERM OBLIGATIONS - 6.4%
-------------------------------------------------------------------------------
  Repurchase agreement with Greenwich Capital Markets, Inc., dated 10/31/97, due 11/03/97 at 5.6250%, collateralized by U.S.
  Treasury  notes with various maturities to 2016, market
  value $4,021 (repurchase proceeds $3,918)                3,916        3,916
                                                                   ------------

OTHER ASSETS & LIABILITIES, NET - (0.7)%                                 (421)
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $  61,565
                                                                   ------------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is approximately the same.


                      Investment Portfolio/October 31, 1997
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
-------------------------------------------------------------------------------
Summary of Securities by                 Country/
 Country/Currency                        Currency          Value     % of Total
-------------------------------------------------------------------------------
Canada                                     Ca/C$       $    7,871         13.6
United Kingdom                              UK              7,834         13.5
United States                                               6,993         12.0
Japan                                       Ja              6,486         11.2
Germany                                     G               3,600          6.2
France                                      Fr              3,403          5.9
Netherlands                                 Ne              3,046          5.2
Switzerland                                 Sz              2,972          5.1
Spain                                       Sp              2,702          4.6
Mexico                                      Mx              2,056          3.5
Norway                                      No              2,050          3.5
Australia                                   Au              1,679          2.9
Sweden                                      Sw              1,607          2.8
Hong Kong                                   HK              1,113          1.9
Finland                                     Fi              1,097          1.9
Italy                                       It                939          1.6
Austria                                    Aus                800          1.4
Argentina                                   Ar                697          1.2
Denmark                                     De                533          0.9
South Africa                                SA                459          0.8
Ghana                                       Gh                 96          0.2
Malaysia                                    Ma                 37          0.1
                                                      ------------ ------------
                                                       $   58,070        100.0
                                                      ------------ ------------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                                   Name
  --------------                  --------------------------------
       ADR                        American Depositary Receipt
       ADS                        American Depositary Shares
       GDS                        Global Depositary Shares






  See notes to financial statements.


                       STATEMENTS OF ASSETS & LIABILITIES

                                OCTOBER 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $50,174)                               $     58,070
Short-term obligations                                                   3,916
                                                                 --------------
                                                                        61,986
Cash including foreign currencies (cost $12)       $        13
Receivable for:
  Dividends                                                 53
  Fund shares sold                                          16
  Foreign tax reclaims                                      16
  Interest                                                   1
Other                                                        7             106
                                                  -------------  --------------
    Total Assets                                                        62,092

LIABILITIES
Payable for:
  Fund shares repurchased                                  506
Accrued:
  Deferred Trustees fees                                     1
  Other                                                     20
                                                  -------------
    Total Liabilities                                                      527
                                                                 --------------

NET ASSETS                                                        $     61,565
                                                                 --------------

Net asset value & redemption price per share -
Class A ($34,645/2,271)                                           $      15.26
                                                                 --------------
Maximum offering price per share - Class A
($15.26/0.9425)                                                   $      16.19(a)
                                                                 --------------
Net asset value & offering price per share -
Class B ($26,817/1,779)                                           $      15.07(b)
                                                                 --------------
Net asset value & offering price per share -
Class C ($103/7)                                                  $      15.22(b)
                                                                 --------------

COMPOSITION OF NET ASSETS
Capital paid in                                                   $     42,468
Undistributed net investment income                                        182
Accumulated net realized gain                                           11,021
Net unrealized appreciation (depreciation) on:
  Investments                                                            7,896
  Foreign currency transactions                                             (2)
                                                                 --------------
                                                                  $     61,565
                                                                 --------------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1997


(in thousands)
INVESTMENT INCOME
Dividends                                                         $      1,140
Interest                                                                   335
                                                                 --------------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $73)                                                    1,475

EXPENSES
Management fee                                     $       483
Service fee                                                163
Distribution fee - Class B                                 208
Distribution fee - Class C                                 (a)
Transfer agent                                             213
Bookkeeping fee                                             32
Registration fee                                            44
Custodian fee                                               29
Audit fee                                                   33
Trustees fee                                                13
Reports to shareholders                                     10
Legal fee                                                    7
Amortization of deferred
  organization expenses                                      8
Other                                                       10           1,253
                                                  -------------  --------------
       Net Investment Income                                               222
                                                                 --------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                             11,207
Foreign currency transactions                               17
                                                  -------------
    Net Realized Gain                                                   11,224
Change in net unrealized depreciation during
the period on:
Investments                                             (1,083)
Foreign currency transactions                               (4)
                                                  -------------
    Net Change in Unrealized Depreciation                               (1,087)
                                                                 --------------
       Net Gain                                                         10,137
                                                                 --------------
 Increase in Net Assets from Operations                           $     10,359
                                                                 --------------




(a) Rounds to less than one

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                           Year ended
(in thousands)                                             October 31
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSETS                       1997(a)        1996
Operations:
Net investment income                              $       222  $          142
Net realized gain                                       11,224           5,758
Net unrealized appreciation (depreciation)              (1,087)          4,835
                                                  -------------  --------------
    Net Increase from Operations                        10,359          10,735
Distributions:
From net investment income - Class A                       (73)           (199)
From net realized gains - Class A                       (3,435)         (1,554)
From net realized gains - Class B                       (2,522)         (1,048)
                                                  -------------  --------------
                                                         4,329           7,934
                                                  -------------  --------------
Fund Share Transactions:
Receipts for shares sold - Class A                      61,284          10,375
Value of distributions reinvested - Class A              2,968           1,543
Cost of shares repurchased - Class A                   (68,973)        (11,267)
                                                  -------------  --------------
                                                        (4,721)            651
                                                  -------------  --------------
Receipts for shares sold - Class B                      12,423          10,576
Value of distributions reinvested - Class B              2,056             897
Cost of shares repurchased - Class B                   (14,766)        (10,149)
                                                  -------------  --------------
                                                          (287)          1,324
                                                  -------------  --------------
Receipts for shares sold - Class C                         107            ----
                                                  -------------  --------------
Net Increase (Decrease) from Fund
  Share Transactions                                    (4,901)          1,975
                                                  -------------  --------------
        Total Increase (Decrease)                         (572)          9,909
NET ASSETS
Beginning of period                                     62,137          52,228
                                                  -------------  --------------
End of period (including undistributed and net
 of overdistributed net investment income of $182
 and $1, respectively)                             $    61,565    $     62,137
                                                  -------------  --------------

Sold - Class A                                           4,043             754
Issued for distributions reinvested - Class A              222             122
Repurchased - Class A                                   (4,554)           (834)
                                                  -------------  --------------
                                                          (289)             42
                                                  -------------  --------------
Sold - Class B                                             851             784
Issued for distributions reinvested - Class B              154              71
Repurchased - Class B                                   (1,017)           (755)
                                                  -------------  --------------
                                                           (12)            100
                                                  -------------  --------------
Sold - Class C                                               7            ----
                                                  -------------  --------------

(a) Class C shares were initially offered on August 1, 1997

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997


NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial International Horizons Fund (the Fund), formerly Colonial Global Natural Resources Fund, a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek preservation of capital purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

                 Notes to Financial Statements/October 31, 1997
-------------------------------------------------------------------------------

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $71,295 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                 Notes to Financial Statements/October 31, 1997
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                 Notes to Financial Statements/October 31, 1997
-------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by .0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $5,190 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $82,494 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1997, purchases and sales of investments, other than short-term obligations, were $39,378,815 and $50,070,015, respectively.

                 Notes to Financial Statements/October 31, 1997
-------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
-------------------------------------------------------------------------------
Unrealized appreciation (depreciation) at October 31, 1997, based on cost of investments for federal income tax purposes was:

             Gross unrealized appreciation               $10,630,903
             Gross unrealized depreciation                (2,735,074)
                                                       --------------
                     Net unrealized appreciation        $  7,895,829
                                                       --------------

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1997.

NOTE 5.  FEDERAL TAX INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------
49% of the ordinary income distributed by The Fund in the year ended October 31, 1997 qualifies for the corporate dividend received deduction.

                             FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                            Year ended October 31
                                  ---------------------------------------
                                                   1997
                                   Class A       Class B        Class C  (b)
                                  ----------     ---------     ----------
Net asset value -
  Beginning of period              $ 14.320     $  14.230      $  15.910
                                  ----------     ---------     ----------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)      0.098        (0.011)        (0.017)
Net realized and
  unrealized gain (loss) (a)          2.296         2.275         (0.673)(c)
                                  ----------     ---------     ----------
  Total from Investment
     Operations                       2.394         2.264         (0.690)
                                  ----------     ---------     ----------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net invetment income                 (0.030)           -             -
From net realized gains              (1.424)       (1.424)           -
                                  ----------     ---------     ----------
  Total Distributions Declared
     to Shareholders                 (1.454)       (1.424)           -
                                  ----------     ---------     ----------
Net asset value -
  End of period                    $ 15.260     $  15.070      $  15.220
                                  ----------     ---------     ----------
Total return (d)                      17.87%        16.98%         (4.34)%(e)
                                  ----------     ---------     ----------

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                           1.62%         2.37%          2.39%(g)
Net investment income (f)              0.67%        (0.08)%        (0.42)%(g)
Portfolio turnover                       67%           67%            67%
Average commision rate             $ 0.0242     $  0.0242      $  0.0242
Net assets at end
  of period (000)                  $ 34,645     $  26,817      $     103

 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
 (c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
 (e)   Not annualized.
 (f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (g)   Annualized.


                        FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended October 31
                                ---------------------------------------------
                                       1996                    1995
                                 Class A     Class B     Class A     Class B
                                ---------   ---------   ---------   ---------
Net asset value -
  Beginning of period            $ 12.430     $12.380    $ 13.160     $13.110
                                ---------   ---------   ---------   ---------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (a)    0.075      (0.026)      0.102       0.009
Net realized and
 unrealized gain (loss) (a)         2.525       2.506      (0.496)     (0.489)
                                ---------   ---------   ---------   ---------
  Total from Investment
     Operations                     2.600       2.480      (0.394)     (0.480)
                                ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net
investment income                  (0.080)        -        (0.106)     (0.020)
From net realized gains            (0.630)     (0.630)     (0.230)     (0.230)
                                ---------   ---------   ---------   ---------
  Total Distributions Declared
     to Shareholders               (0.710)     (0.630)     (0.336)     (0.250)
                                ---------   ---------   ---------   ---------
Net asset value -
  End of period                  $ 14.320    $ 14.230    $ 12.430     $12.380
                                ---------   ---------   ---------   ---------
Total return (b)                   21.69%      20.70%       (2.88)%     (3.56)%
                                ---------   ---------   ---------   ---------

RATIOS TO AVERAGE NET ASSETS
Expenses                            1.61%(c)    2.36%(c)    1.66%(c)    2.41%(c)
Net investment income               0.56%(c)   (0.19)%(c)   0.82%(c)    0.07%(c)
Portfolio turnover                    84%         84%         65%         65%
Average
 commission rate (d)             $0.0268     $0.0268           -           -
Net assets at end
 of period (000)                 $36,655     $25,482      $31,297      $20,931

 (a) Per share data was calculated using average shares outstanding during the period.
 (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
 (c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
 (d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                          FINANCIAL HIGHLIGHTS - CONT.




                              Year ended October 31
                   ---------------------------------------------
                           1994                    1993
                   Class A     Class B    Class A      Class B
                   ---------   ---------  ---------    ---------

                   $ 12.160    $ 12.130   $  9.750     $  9.720
                   ---------   ---------  ---------    ---------


                      0.114       0.019      0.099        0.018

                      1.104       1.097      2.429        2.431
                   ---------   ---------  ---------    ---------

                      1.218       1.116      2.528        2.449
                   ---------   ---------  ---------    ---------



                     (0.118)     (0.036)    (0.118)      (0.039)
                     (0.100)     (0.100)       -            -
                   ---------   ---------  ---------    ---------

                     (0.218)     (0.136)    (0.118)      (0.039)
                   ---------   ---------  ---------    ---------

                   $ 13.160    $ 13.110   $ 12.160     $ 12.130
                   ---------   ---------  ---------    ---------
                      10.14%       9.28%     26.20%       25.30%
                   ---------   ---------  ---------    ---------


                       1.70%       2.45%      1.88%        2.63%
                       0.90%       0.15%      0.92%        0.17%
                         15%         15%        14%          14%

                         -           -          -            -

                    $36,830     $22,458    $ 31,098     $  7,179


                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
COLONIAL INTERNATIONAL HORIZONS FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Horizons Fund, formerly Colonial Global Natural Resources Fund, (the "Fund") (a series of Colonial Trust III) at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

                             HOW TO REACH COLONIAL

                              BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ..........   press [1]

For account information ...........................................   press [2]

To speak to a service representative ..............................   press [3]

For yield and total return information ............................   press [4]

For duplicate statements or new supply of checks ..................   press [5]

To order duplicate tax forms and year-end statements ..............   press [6]
(February through May)

To review your options at any time during your call ...............   press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                              SHAREHOLDER SERVICES

                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Horizons Fund is:

Colonial Investors Service Center, Inc.

P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611




Colonial International Horizons Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.




This report has been prepared for shareholders of Colonial International Horizons Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation




[LIBERTY FINANCIAL INVESTMENTS, INC. LOGO] LIBERTY FINANCIAL INVESTMENTS, INC.
      (C)1997 Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621



                                                      HZ-02/346E-1097    (12/97)
--------------------------------------------------------------------------------